Vanguard Ultra-Short-Term Bond Fund

Supplement to the Prospectus and Summary Prospectus Dated May 26, 2016

Prospectus and Summary Prospectus Text Changes

The following replaces similar text under the heading "Investment Advisor":

Portfolio Managers

Gregory S. Nassour, CFA, Principal of Vanguard. He has co-managed the Fund since its inception in 2015.

Samuel C. Martinez, CFA, Assistant Portfolio Manager at Vanguard. He has co-managed the Fund since 2017.

Prospectus Text Changes

The following replaces similar text under the heading Investment Advisor:

The managers primarily responsible for the day-to-day management of the Fund are:

Gregory S. Nassour, CFA, Principal of Vanguard. He has been with Vanguard since 1992, has worked in investment management since 1994, has managed investment portfolios since 2001, and has co-managed the Fund since its inception in 2015. Education: B.S., West Chester University; M.B.A., Saint Joseph's University.

(over, please)

Samuel C. Martinez, CFA, Assistant Portfolio Manager at Vanguard. He has been with Vanguard since 2007, has worked in investment management since 2010, has managed investment portfolios since 2014, and has co-managed the Fund since 2017. Education: B.S., Southern Utah University; M.B.A, The Wharton School of the University of Pennsylvania.

The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of shares of the Fund.

CFA® is a registered trademark owned by CFA Institute.

© 2017 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

PS 1492 012017

Vanguard Fixed Income Securities Funds

Supplement to the Statement of Additional Information Dated May 26, 2016

Statement of Additional Information Text Changes

Important Changes to Vanguard Ultra-Short-Term Bond Fund

Samuel C. Martinez replaces David Van Ommeren as co-manager for Vanguard Ultra-Short-Term Bond Fund. Gregory S. Nassour remains as co-manager of the Fund. The Fund's investment objective, strategies, and policies remain unchanged.

In the Investment Advisory Services section, the following text is added under the heading "1. Other Accounts Managed" on page B-56:

Samuel C. Martinez co-manages Vanguard Ultra-Short-Term Bond Fund; as of November 30, 2016, the Fund held assets of $1.7 million.

Within the same section, the following replaces the last paragraph under the heading "4. Ownership of Securities" beginning on page B-56:

As of November 30, 2016, the named portfolio managers did not own any shares of the Funds they managed.

© 2017 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

SAI 28C 012017